Contributed surplus - Fair value of share option awards (Details)						12 Months Ended
	Nov. 09, 2021 Y $ / shares	Aug. 05, 2021 Y $ / shares	May 14, 2021 Y $ / shares	Feb. 17, 2021 Y $ / shares	Feb. 03, 2020 Y $ / shares	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)
Calculation of fair value and assumptions
Fair value of stock options granted, per share | $ / shares	$ 4.38	$ 5.72	$ 6.10	$ 9.03	$ 5.50
Volatility assumption	44.34%	45.01%	45.92%	46.36%	46.12%
Remaining life assumption | Y	10	10	10	10	10
Expected dividend yield assumption	0.00%	0.00%	0.00%	0.00%	0.00%
Forfeiture rate assumption	5.15%	5.15%	4.05%	4.39%	0.00%
Annual risk-free interest rate assumption	1.46%	1.23%	1.63%	1.11%	2.02%
Unrecognized compensation cost
Compensation cost not yet recognized | $						$ 190,536	$ 926,317	$ 530,357
Remaining average vesting period for unrecognized compensation						8 months 8 days	1 year 8 months 26 days	6 months 21 days